UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☑   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12
General Mills, Inc.

(Name of Registrant as Specified In Its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on September 26, 2011.

GENERAL MILLS, INC.

P. O. BOX 1113
MINNEAPOLIS, MN 55440

Meeting Information
Meeting Type:        Annual
For holders as of:    July 28, 2011
Date:   September 26, 2011        Time:   11:00 AM CDT
Location:  Children’s Theatre Company
2400 Third Avenue South
Minneapolis, Minnesota
THIS NOTICE IS YOUR ADMISSION TICKET TO THE ANNUAL MEETING!

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

–— Before You Vote —–
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT                  ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow    è    XXXX XXXX XXXX       (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:        www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com
*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    è    XXXX XXXX XXXX      (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 12, 2011 to facilitate timely delivery.

–— How To Vote —–
Please Choose One of the Following Voting Methods

Vote In Person: This Notice and valid photo identification will serve as your non-transferable admission ticket to the annual meeting. If you are a stockholder of record, or hold a legal proxy, you may vote these shares by ballot at the annual meeting.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    è    XXXX XXXX XXXX       available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials.

                        Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 6, AND FOR “1 YEAR” ON PROPOSAL 5.

1.	Election of Directors	2. Approve the 2011 Stock Compensation Plan.
Nominees:
	1a) Bradbury H. Anderson	3. Approve the 2011 Compensation Plan for Non-employee Directors.
	1b) R. Kerry Clark	4. Cast an advisory vote on executive compensation.

	1c) Paul Danos	5. Cast an advisory vote on the frequency of the advisory vote on executive compensation.
	1d) William T. Esrey	6. Ratify the appointment of KPMG LLP as General Mills’ independent registered public accounting firm.

1e) Raymond V. Gilmartin

1f) Judith Richards Hope

1g) Heidi G. Miller

1h) Hilda Ochoa-Brillembourg

1i) Steve Odland

1j) Kendall J. Powell

1k) Michael D. Rose

1l) Robert L. Ryan

1m) Dorothy A. Terrell

Why am I receiving a Notice regarding the availability of Proxy Materials?
THE NOTICE IS YOUR ADMISSION TICKET TO THE 2011 ANNUAL MEETING!
Please bring the Notice and valid photo identification to the 2011 Annual Meeting. For more details, read
“How do I attend the 2011 Annual Meeting? What do I need to bring?” on page (68) of the Proxy Statement.
Why did I receive this Notice of Internet Availability (Notice) and not the printed proxy materials?
In 2007, the SEC adopted Notice and Access Rules. Companies are permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials:
Lowers your company’s printing and mailing costs. Reduces environmental impact — saves trees and reduces fossil fuel consumption.
Allows faster notification of how to access materials in an easily searchable format.
How do I view the proxy materials online?
Go to www.ProxyVote.com and follow the instructions to view the materials. You will need to provide the information printed in the box marked by the arrow located on the Notice.
What if I still prefer to receive a paper copy of the proxy materials and vote instruction form?
You can easily request a paper copy at no cost. You will need the information on the Notice that is printed in the box marked by the arrow Please select from one of the three options below. By INTERNET at www.ProxyVote.com
By TELEPHONE, toll-free at 800-579-1639; or By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box from the Notice in the subject line.
No other information is necessary.

Why am I receiving a Notice regarding the availability of Proxy Materials? THE NOTICE IS YOUR ADMISSION TICKET TO THE 2011 ANNUAL MEETING! Please bring the Notice and valid photo identification to the 2011 Annual Meeting. For more details, read “How do I attend the 2011 Annual Meeting? What do I need to bring?” on page (68) of the Proxy Statement. Can I request to receive my materials by e-mail rather than receive a Notice? You may request to receive proxy materials for all future meetings either by e-mail or in paper form by mail. To request future copies by e-mail, go to www.ProxyVote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions. How can I vote my shares? You may vote your shares via the INTERNET at www.ProxyVote.com. You will need to provide the information printed in the box marked by the arrow located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information for making an informed voting decision. You may vote your shares BY MAIL by requesting a paper copy of the proxy materials. You may vote your shares BY PHONE by requesting a paper copy of the proxy materials or by viewing the proxy materials at www.ProxyVote.com at which time a toll-free number will be provided. You will need a touch tone telephone to vote by phone. You may also vote your shares IN PERSON at the company’s meeting. Please refer to the proxy statement for specific instructions. You MAY NOT use your Notice to vote your shares. It is NOT a form for voting. If you send the Notice back your vote will not count. For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml